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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2005

                                   ----------

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                   ----------

       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                         N/A
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01 Entry into a Material Definitive Agreement.

          On August 4, 2005, the Board of Scottish Re Group Limited (the "Company") approved Amendment No. 2 to the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan (the "Equity Plan"), which is attached hereto as exhibit 10.1. The amendments to the Equity Plan included the addition of language clarifying the Company's right to grant restricted share unit and performance share unit awards. The Company had previously amended the Equity Plan to correct a typographical error that had inadvertently indicated the option vesting period to be five rather than three years, which amendment is attached hereto as Exhibit 10.2.

          On February 17, 2005, the Board approved the grant of options under the Equity Plan to certain employees of the Company, including the executive officers of the Company set forth below, subject to the terms of the Equity Plan and the stock option agreement, the form of which is attached hereto as exhibit
10.3 and incorporated herein by reference. The grant of options was effective as of February 17, 2005 and the Company and each executive officer have executed a stock option agreement with respect to such options. The exercise price of the options is $25.817 and the options are exercisable in one-third increments on the first, second and third anniversary of the grant.

          At the same meeting, the Board also approved the grant of performance share units under the Equity Plan to certain employees of the Company, including the executive officers of the Company set forth below, subject to the terms of the Equity Plan and the performance share unit agreement, the form of which is attached hereto as exhibit 10.4 and is incorporated herein by reference. The performance period applicable to these performance shares begins on January 1, 2005 and ends on December 31, 2007. The grant of performance shares was effective on February 17, 2005 and subject to the execution by the Company and the executive officer of the performance share unit agreement.

          At the same meeting, the Board also approved the grant of restricted share units under the Equity Plan to certain employees of the Company, including the executive officers of the Company set forth below, subject to the terms of the Equity Plan and the restricted share unit agreement, the form of which is attached hereto as exhibit 10.5 and is incorporated herein by reference. The restricted share units vest in one-third increments on the first, second and third anniversary of the grant. The grant of performance shares was effective on February 17, 2005 and subject to the execution by the Company and the executive officer of the restricted share unit agreement.

-------------------------------- ---------------------- --------------------------- -------------------------
       Executive Officer           Number of Options      Number of Performance       Number of Restricted
                                                               Share Units                Share Unites
-------------------------------- ---------------------- --------------------------- -------------------------
Scott E. Willkomm                       30,000                    18,750                     6,250
   President and Chief
   Executive Officer

-------------------------------- ---------------------- --------------------------- -------------------------
Michael C. French                       35,000                    7,500                      2,500
   Chairman of the
   Board
-------------------------------- ---------------------- --------------------------- -------------------------


                                        2



-------------------------------- ---------------------- --------------------------- -------------------------
Elizabeth A. Murphy                     10,000                    7,500                      2,500
   Executive Vice President
   and Chief Financial Officer

-------------------------------- ---------------------- --------------------------- -------------------------
Cliff Wagner                            10,000                    7,500                      2,500
   Executive Vice President
   and Chief Actuary
-------------------------------- ---------------------- --------------------------- -------------------------

Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) 10.1 Amendment No. 1 to the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan.

     10.2 Amendment No. 2 to the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan.

     10.3 Form of Management Stock Option Agreement under the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan.

     10.4 Form of Management Performance Share Unit Agreement under the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan.

     10.5 Form of Management Restricted Share Unit Agreement under the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan.



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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            SCOTTISH RE GROUP LIMITED


                            By:   /s/ Paul Goldean
                                  --------------------------------------------
                                  Paul Goldean
                                  Executive Vice President and General Counsel



Dated:  August 8, 2005


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



                                INDEX TO EXHIBITS

Number         Description
------         -----------

10.1 Amendment No. 1 to the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan.

10.2 Amendment No. 2 to the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan.

10.3 Form of Management Stock Option Agreement under the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan.

10.4 Form of Management Performance Share Unit Agreement under the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan.

10.5 Form of Management Restricted Share Unit Agreement under the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan.


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